                                 MORGAN STANLEY
                         RUSSIA & NEW EUROPE FUND, INC.
---------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                           William G. Morton, Jr.
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              Michael F. Klein
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Harold J. Schaaff, Jr.
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
David B. Gill                             SECRETARY
DIRECTOR                                  James R. Rooney
Graham E. Jones                           TREASURER
DIRECTOR                                  Belinda A. Brady
John A. Levin                             ASSISTANT TREASURER
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                 MORGAN STANLEY
                              RUSSIA & NEW EUROPE
                                   FUND, INC.
                                   ----------

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended March 31, 1997, the Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 30.72% compared to 29.95% for the Fund's benchmark. Until a more appropriate benchmark is created, the Fund will be compared to a composite consisting of 50% of the Moscow Times 50 Index (dollar adjusted) and 50% of the MSCI Czech Republic, Hungary and Poland indices (weighted by market capitalization). For the period since the Fund's commencement of operations on September 30, 1996 through March 31, 1997, the Fund had a total return, based on net asset value per share, of 36.17% compared with 42.20% for its benchmark. On March 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $23 7/8 representing a 12.0% discount to the Fund's net asset value per share.

The first quarter was positive for the most of Fund's main target markets (Hungary was up 24.2% and Poland was up 7.3%), but particularly strong for Russia where the market appreciated by 56%. This impressive performance was driven at the start of the year by international capital flows which, for the first time, were re-enforced in February by domestic Russian institutional buying as the yield on Russian fixed income products fell. Nervousness in the international developed markets, combined with apprehensions about the speed of the rise in Eastern European and Russian markets, caused a correction across the region with Hungary closing the quarter 6.6% off its high and Russia falling by 9% in March. The Fund was fully invested by early February, but concerns about such a correction led to a raising of cash in early March. At the quarter end, cash accounted for 11.6% of the Fund's net assets.

The most encouraging Russian news of 1997 is the return to health of President Yeltsin enabling him to appoint a youthful, highly reform oriented cabinet, including the widely respected Anatoly Chubais and Boris Nemtsov. Russia still faces major challenges at both a macro and micro level. Despite last year's successes, such as reducing inflation (15% expected in 1997) and lowering interest rates (now down to around 30%), Russia has yet to experience official GDP growth (expectations are for +1% in 1997). Of course, Russia has a large grey economy, perhaps 40% of official GDP, which has been growing, but the un-recorded nature of such activity does not help the country's continuing tax and payment problems. The only hope for bringing this section of the economy into the open is for further reform, especially of the highly arbitrary tax system. The payment situation will only improve when further liberalization occurs in areas such as the utilities sector where inefficiencies are still rife and industrial rates egregiously high. The good news is that the new government has not only stated its intention to tackle these problems but has also started to act, with work beginning on a new tax code and open scrutiny of the monopolies in the utility sector. International institutions continue to support the country with the International Monetary Fund (IMF) stating their intention to re-start lending from a $10 billion stand-by facility and the World Bank arranging a $6 billion loan. The bad news is that there simply is no quick fix to these problems, and the Russian population will have to face yet more painful policies.

The Fund is positioned to take advantage of these reforms. The portfolio is overweight in the electrical utility sector (19.1%) with the largest exposure being to UES (9.4%) the hugely inefficient Russian electricity monopoly which not only owns and controls the electrical wholesale grid but also has stakes in nearly all major local electricity companies. Hopes of reform in the sector have already led to price appreciation of 111% in the first quarter of the year, but a credible reform program will unlock much more value from this behemoth. The oil and gas sector continues to be an area of great potential. The sector is currently the most highly taxed of any in Russia and a new tax code will help the profitability of all oil companies. This prospect combined with the ability to access the international oil market while the domestic one develops makes the natural resource area one of the most exciting in Russia, despite the recent fall in the international oil price.

Although information is improving, valuation remains more an art than a science in Russia. Most liquid stocks still trade at asset valuations which are significantly discounted to their Western counterparts (e.g. well over 50%). However, with the recent performance of the market, operating multiples (where they exist) are similar to other, high growth emerging markets with P/E's frequently in the mid-teens. The conclusion, therefore, is that while Russia still has extraordinary mid-to long-term potential, in the shorter term, major challenges exist and many of these future prospects are considered in the price of equities. Perhaps the main advantage of a smaller sized regional fund is the ability to re-allocate resources away from a country with limited short-term potential, but to still be able to re-invest quickly should the market turn. We have, therefore, recently reduced the Fund's exposure to Russian equities to just over 50%.

The positive long-term outlook for the Polish economy was reinforced by an announcement that GDP grew 6% last year and inflation gradually declined. Poland's ties with the West continued to intensify as the government pushes for entry into NATO and the European Union. While the top-down perspective remains favorable, the market has been distressed by two concerns -- credit growth and capital increases. The Central Bank warned that triple-digit increases in consumer credit could lead to higher interest rates in the short-term. While the Central Bank increased reserve requirements in January and short-term rates inched up, monthly year-on-year inflation has reached historically low levels, which bodes well for the long-term decline in interest rates. Bank Slaski, one of the Fund's largest Polish holdings, is well positioned to benefit from rapidly growing individual and corporate loan demand, while maintaining a strong retail deposit base. In addition, the rise in credit growth is a clear indication of rising purchasing power in the Polish population. The Fund recently invested in the white goods producer Best which offers exposure to the growing demand for consumer goods. Several other companies in the portfolio are plays on increased consumption of a variety of goods, from food stuffs to computers. A wave of capital increases and IPOs has also worried the market. More than $1 billion of equity capital is going to be raised during 1997, raising concerns of an oversupply of stock. While it is imperative to be extremely selective of new offerings in the current market environment, the Fund has participated in the most attractive offerings and will continue to be active in the future.

The Hungarian market was Central Europe's strongest performer for the quarter and the allocation to the country approached 8% of the Fund's net assets. The majority of Hungarian companies continue to display excellent earnings performance stemming from restructuring efforts undertaken during the last few years. Shortly after inception in September 1996, the Fund took a significant position in the market's largest stock, MOL, the integrated oil and gas monopoly. After a rise of more than 50% during the quarter, the Fund took profits ahead of a large supply in the stock from the further sale of the government's stake. The Hungarian market is still small, with a market cap of only around $5 billion and trading volumes are thin. Yet, continued strong earnings performance, which would be boosted by strong economic growth in Germany (the country's main trading partner), should lead to outperformance.

The Czech market continues to be underweight in the portfolio due to the rich valuations and the general lack of market transparency. For the first quarter, the market actually fell 1.7% in dollar terms. Towards the end of 1996 the government mandated that all off-exchange transactions be made public and announced the creation of a U.S.-style securities commission. It appeared that the negative sentiment surrounding the market was overdone and the Fund took small positions in both companies with the highest growth prospects and selective locally listed funds that traded at large discounts to net asset value. Sentiment towards the market slightly improved, discounts narrowed and funds have out-performed the market as a whole. But the slow rate of change in the market, combined with a growing current account deficit and a rapid decline in the rate of economic growth, points to a continued underweight of the Czech market.

Over the longer term, the Fund's investment region still has exceptional potential, but in the immediate future progress in some of the main markets, particularly in the larger stocks, will be limited. In order to maximize shareholder return, the Fund will, therefore, seek to take advantage of its size and regional mandate to make the most of the niche opportunities within the target markets.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]
Madhav Dhar
PORTFOLIO MANAGER

      [SIGNATURE]
Marianne L. Hay
PORTFOLIO MANAGER

    [SIGNATURE]
Michael Hewett
PORTFOLIO MANAGER

April 1997

Morgan Stanley Russia & New Europe Fund, Inc.
Investment Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                              TOTAL RETURN (%)
                                --------------------------------------------
                                  MARKET         NET ASSET
                                VALUE (1)        VALUE (2)        INDEX (3)
                                ----------       ----------       ----------
                                CUMULATIVE       CUMULATIVE       CUMULATIVE
                                ----------       ----------       ----------
  FISCAL YEAR TO DATE            32.64%           30.72%           29.95%
  SINCE INCEPTION*               19.75            36.17            42.20

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.]

                    TOTAL RETURN
                                                       PERIOD ENDED
                                                       DECEMBER 31,    THREE MONTHS ENDED
                                                          1996*           MARCH 31,1997
Net Asset Value Per Share                                    $ 20.77                $ 27.15
Market Value Per Share                                        $18.00                 $23.88
Premium/(Discount)                                            -13.3%                 -12.0%
Income Dividends                                               $0.07                      -
Capital Gains Distributions                                       --                      -
Fund Total Return (2)                                          4.18%                 30.72%
Index Total Return (3)                                         9.43%                 29.95%
Morgan Stanley Russia and New Europe Fund, Inc. (2)
Russia and New Europe Blended Composite (3)

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Russia and New Europe Blended Composite is a capitalization weighted index comprised of the Morgan Stanley Capital International regional indices for The Czech Republic, Hungary, Poland and the Moscow Times 50 Index, including dividends.

 * The Fund commenced operations on September 30, 1996.

Morgan Stanley Russia & New Europe Fund, Inc.
Portfolio Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Debt Instruments             9.6%
Equity Securities           86.4%
Short-Term Investment        4.0%

--------------------------------------------------------------------------------
SECTORS

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Banking                                4.0%
Construction & Housing                 1.9%
Data Processing & Reproduction         2.8%
Energy Sources                        20.1%
Financial Services                     4.0%
Foreign Government Bonds               8.8%
Health & Personal Care                 2.9%
Retail                                 3.5%
Telecommunications                     6.7%
Utilities-Electrical & Gas            19.1%
Other                                 26.2%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Russia                59.1%
Poland                16.1%
Hungary                6.6%
Croatia                3.2%
Czech Republic         2.6%
Slovakia               0.8%
Other                 11.6%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*
                                          PERCENT OF
                                          NET ASSETS
                                          ----------
 1.  Unified Energy System                   9.4%
 2.  Republic of Russia Debt                 8.8
 3.  Lukoil Holdings                         7.1
 4.  Moscow Energy                           5.5
 5.  Rostelecom                              4.9

                                          PERCENT OF
                                          NET ASSETS
                                          ----------

 6.  Surgutneftegaz ADR                      4.8%
 7.  Noyabrskneftegaz                        2.6
 8.  Computerland Poland                     2.3
 9.  National Investment Fund GDR            2.2
10.  Zagrebacka Banka GDR                    2.1
                                           -----
                                            49.7%
                                           -----
                                           -----

*   Excludes short-term investments.

INVESTMENTS (UNAUDITED)
---------

MARCH 31, 1997

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
COMMON STOCKS (79.6%)
(Unless otherwise noted)
--------------------------------------------------
----------
CZECH REPUBLIC (2.6%)
FINANCIAL SERVICES
  PF IKS KB                                       150,000   U.S.$      932
  Resolution Investment Fund                       26,100              917
  Zivnobanka -- Investicni Fond                    40,404              652
                                                            --------------
                                                                     2,501
                                                            --------------
MACHINERY & ENGINEERING
  CKD Praha Holding                                12,656              382
  Skoda Plzen                                      20,500              671
                                                            --------------
                                                                     1,053
                                                            --------------
                                                                     3,554
                                                            --------------
---------------------------------------------------------
------------
CROATIA (3.2%)
BANKING
  Zagrebacka Banka GDR                             90,500            2,862
                                                            --------------
HEALTH & PERSONAL CARE
  Pliva d.d. GDR                                  104,500            1,513
                                                            --------------
                                                                     4,375
                                                            --------------
---------------------------------------------------------
------------
HUNGARY (6.6%)
AUTOMOBILES
  Mezogep                                          90,000              964
                                                            --------------
BUILDING MATERIALS & COMPONENTS
  Zalakeramia Rt.                                  25,000            1,194
                                                            --------------
CHEMICALS
  BorsodChem Rt. GDR                               34,000            1,249
                                                            --------------
ENERGY SOURCES
  Primagaz Rt.                                     16,000              993
                                                            --------------
HEALTH & PERSONAL CARE
  Richter Gedeon Rt. GDR                           39,300            2,427
                                                            --------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Pannonplast Rt.                                  47,325            2,102
                                                            --------------
                                                                     8,929
                                                            --------------
---------------------------------------------------------
------------
POLAND (16.1%)
AUTOMOBILES
  Sanockie Zaklady Przemyslu Gumowego
    Stomil                                         51,986            1,116
                                                            --------------
BANKING
  Bank Slaski                                      13,800            1,302
  BIG                                             975,000            1,268
                                                            --------------
                                                                     2,570
                                                            --------------
BUILDING MATERIALS & COMPONENTS
  Budimex                                         165,000            1,503
                                                            --------------

---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
CONSTRUCTION & HOUSING
  Polifarb Cieszyn                                222,000   U.S.$    1,444
  Polifarb Wroclaw                                215,000            1,133
                                                            --------------
                                                                     2,577
                                                            --------------
DATA PROCESSING & REPRODUCTION
  Computerland Poland                             100,900            3,183
  OPTIMUS 'D'                                      16,866              636
                                                            --------------
                                                                     3,819
                                                            --------------
ENERGY EQUIPMENT & SERVICES
  Elektrobudowa                                    60,000            1,220
                                                            --------------
FINANCIAL SERVICES
  National Investment Fund GDR                     50,000            2,950
                                                            --------------
FOOD & HOUSEHOLD PRODUCTS
  Farm Food                                        20,000              358
  Farm Food -- New                                 92,450            1,654
  Sokolowskie Zaklady Miesne                      195,678              376
                                                            --------------
                                                                     2,388
                                                            --------------
MULTI-INDUSTRY
  Elektrim Spolka Akcyjna                         201,000            1,765
                                                            --------------
RETAIL
  Best                                            107,000            2,019
                                                            --------------
                                                                    21,927
                                                            --------------
---------------------------------------------------------
------------
RUSSIA (50.3%)
BROADCASTING & PUBLISHING
  Storyfirst Communications
    (Convertible)                                   1,632            1,938
                                                            --------------
ENERGY SOURCES
  Lukoil Holdings                                 500,000            7,080
  Lukoil Holdings (Preferred)                     230,000            2,518
  Megionneftegas                                  150,000              855
  Noyabrskneftegaz                                270,000            3,510
  Orenburgneft                                     60,000              354
  Purneftegaz                                     485,000            2,449
  Surgutneftegaz ADR                              175,000            6,519
  Tatneft ADR                                      41,200            2,822
  Urdmurtneft                                       3,500              189
                                                            --------------
                                                                    26,296
                                                            --------------
RETAIL
  Trade House TSUM                              4,000,000            2,700
                                                            --------------
METALS -- NON-FERROUS
  Norilsk Nickel                                  166,000              984
  Norilsk Nickel (Preferred)                      100,000              410
                                                            --------------
                                                                     1,394
                                                            --------------
METALS -- STEEL
  Seversky Tube Works                             200,000              580
  Seversky Tube Works ADR                          10,000              290
                                                            --------------
                                                                       870
                                                            --------------

---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
RUSSIA (CONTINUED)
TELECOMMUNICATIONS
  Nizhny Novgorod Telephone                       200,000   U.S.$      670
  Rostelecom                                    1,722,400            6,717
  St. Petersburg Telephone Network              1,100,000            1,760
                                                            --------------
                                                                     9,147
                                                            --------------
UTILITIES
  Gazprom ADR                                     125,000            2,028
  Irkutskenergo                                 4,000,000            1,028
  Lenenergo                                     3,000,000            2,595
  Moscow Energy                                 5,750,000            7,532
  Unified Energy System (UES)                  66,800,000           12,806
                                                            --------------
                                                                    25,989
                                                            --------------
                                                                    68,334
                                                            --------------
---------------------------------------------------------
------------
SLOVAKIA (0.8%)
CHEMICALS
  Slovnaft                                         35,000            1,074
                                                            --------------
---------------------------------------------------------
------------
TOTAL COMMON STOCKS
  (Cost U.S. $79,717)                                              108,193
                                                            --------------
---------------------------------------------------------
------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
DEBT INSTRUMENTS (8.8%)
---------------------------------------------------------
------------
RUSSIA (8.8%)
BONDS (5.9%)
  Ministry of Finance
    Tranche IV 3.00%, 5/14/03             U.S.$     6,000            3,682
  Ministry of Finance
    Tranche VI GDR 3.00%, 5/14/06                   9,000            4,359
                                                            --------------
                                                                     8,041
                                                            --------------
LOAN AGREEMENT (2.9%)
  Bank for Foreign Economic Affairs
    (Participation: Chase Securities,
    Inc.)                                           5,000            3,913
---------------------------------------------------------
------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S. $12,097)                                               11,954
                                                            --------------
---------------------------------------------------------
------------
                                                     FACE
                                                   AMOUNT       VALUE
                                                    (000)       (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (3.7%)
---------------------------------------------------------
------------
UNITED STATES (3.7%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 6.00%, dated
    3/31/97, due 4/1/97, to be
    repurchased at U.S. $5,065,
    collateralized by United States
    Treasury Notes, 7.875%, due
    11/15/04, valued at U.S. $5,159.
    (Cost U.S. $5,064)                    U.S.$     5,064   U.S.$    5,064
                                                            --------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (92.1%)
  (Cost U.S. $96,878)                                              125,211
                                                            --------------
---------------------------------------------------------
------------
OTHER ASSETS AND LIABILITIES (7.9%)
  Other Assets                                     18,666
  Liabilities                                      (8,014)          10,652
                                          ---------------   --------------
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 5,005,000 issued and
    outstanding U.S. $0.01 par value
    shares (100,000,000 shares
    authorized)                                             U.S.$  135,863
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                   U.S.$    27.15
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------

 ADR -- American Depositary Receipt
 GDR -- Global Depositary Receipt

                                       7